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                                                                    EXHIBIT 23.3

The Board of Directors
City Commerce Bank:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                          KPMG LLP


Los Angeles, California
July 8, 1999